SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 16, 2006

Date of Report (date of earliest event reported)

NOTIFY TECHNOLOGY CORPORATION

(Exact name of Registrant as specified in its charter)

California	000-23025	77-0382248
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1054 S. De Anza Blvd., Suite 105

San Jose, CA 95129

(Address of principal executive offices)

(408) 777-7920

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 16, 2006, Harold S. Blue, a member of the Board of Directors of Notify Technology Corporation (the “Company”), informed the Company that he was resigning his position as a director of the Company effective as of such date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2006

NOTIFY TECHNOLOGY CORPORATION

By:	/s/ Gerald W. Rice
Gerald W. Rice, Chief Financial Officer